EXHIBIT 99.1

Abeona Therapeutics LLC

Financial Statements
December 31, 2014 and 2013

The report accompanying these financial statements was issued by BDO USA, LLP, a Delaware limited liability partnership and the U.S. member of BDO International Limited, a UK company limited by guarantee.

Abeona Therapeutics LLC

Financial Statements
December 31, 2014 and 2013

Abeona Therapeutics LLC

Contents

Independent Auditor’s Report	3-4

Financial Statements

Balance Sheets	6

Statements of Operations	7

Statements of Changes in Members’ Equity	8

Statements of Cash Flows	9

Notes to Financial Statements	10-14

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Tel: 440-248-8787	32125 Solon Road
Fax: 440-248-0841	Cleveland, OH 44139
www.bdo.com

Independent Auditor’s Report

To the Members

Abeona Therapeutics LLC

Cleveland, Ohio

We have audited the accompanying financial statements of Abeona Therapeutics LLC which comprise the balance sheets as of December 31, 2014 and 2013, and the related statements of operations and changes in members’ equity and cash flows for the year ended December 31, 2014 and for the period from inception (March 29, 2013) through December 31, 2013, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

BDO USA, LLP, a Delaware limited liability partnership, is the U.S. member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

BDO is the brand name for the BDO network and for each of the BDO Member Firms.

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Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Abeona Therapeutics LLC as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the year ended December 31, 2014 and for the period from inception (March 29, 2013) through December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

May 16, 2015

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Financial Statements

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Abeona Therapeutics LLC

Balance Sheets

December 31,	2014	2013

Assets

Current Assets
Cash	$3,993,390	$625,413
Prepaid expenses	30,172	15,264

	4,023,562	640,677

Property and Equipment, net	56,587	-

Other Assets
License rights, net	251,070	89,250
Deposits	1,061	-

Total Assets	$4,332,280	$729,927

Liabilities and Members' Equity

Current Liabilities
Accounts payable	28,414	-
Accrued salaries and other expenses	20,978	20,547

Total Liabilities	49,392	20,547

Members' Equity	4,282,888	709,380

Total Liabilities and Members' Equity	$4,332,280	$729,927

See accompanying notes to financial statements.

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Abeona Therapeutics LLC

Statements of Operations

		Period from March 29,
	Year ended	2013 through
	December 31, 2014	December 31, 2013

Research and Development Costs	$27,986	$-

General and Administrative Expenses	407,959	139,406

Operating Loss	435,945	139,406

Other Income	(1,953)	-

Net Loss	$433,992	$139,406

See accompanying notes to financial statements.

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Abeona Therapeutics LLC

Statements of Changes in Members' Equity

	Class A Units		Class B Units		Class C Units		Accumulated
	Units	Dollars	Units	Dollars	Units	Dollars	Deficit	Total

Balance, March 29, 2013	-	$-	-	$-	-	$-	$-	$-

Issuance of membership units	27,405	755,000	-	-	54,595	3,200	-	758,200

Issuance of membership units in exchange for license rights	-	-	8,000	90,000	-	-	-	90,000

Issuance of membership units to founders for services					10,000	586	-	586

Net Loss	-	-	-	-	-	-	(139,406)	(139,406)

Balance, December 31, 2013	27,405	755,000	8,000	90,000	64,595	3,786	(139,406)	709,380

Issuance of membership units	76,750	3,837,500	-	-	-	-	-	3,837,500

Issuance of membership units in exchange for license rights	-	-	6,675	170,000	-	-	-	170,000

Net Loss	-	-	-	-	-	-	(433,992)	(433,992)

Balance, December 31, 2014	104,155	$4,592,500	14,675	$260,000	64,595	$3,786	$(573,398)	$4,282,888

See accompanying notes to financial statements.

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Abeona Therapeutics LLC

Statements of Cash Flows

		Period from March 29,
	Year ended	2013 through
	December 31, 2014	December 31, 2013

Operativing Activities
Net loss	$(433,992)	$(139,406)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	3,129	-
Amortization of license rights	8,180	750
Memberhip units issued in exchange for services	-	586
Increase in:
Prepaid expenses and other	(15,969)	(15,264)
Increase in:
Accounts payable	28,414	-
Accrued salaries and other expenses	431	20,547

Net cash for operating activities	(409,807)	(132,787)

Investing Activities
Purchases of property and equipment	(59,716)	-

Net cash for investing activities	(59,716)	-

Financing Activities
Proceeds from sale of units	3,837,500	758,200

Net cash from financing activities	3,837,500	758,200

Net change in cash	3,367,977	625,413

Cash, beginning of year	625,413	-

Cash, end of year	$3,993,390	$625,413

Supplemental disclosure of non-cash investing and financing activity:

During 2014, the Company issued 6,675 Class B units valued at $170,000 under terms of the license agreement disclosed in Note D.

During 2013, the Company issued 8,000 Class B units valued $90,000 under terms of the license agreement disclosed in Note D.

During 2013, the Company issued 10,000 Class C units valued at $586 to two founders.

See accompanying notes to financial statements.

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Abeona Therapeutics LLC

Notes to Financial Statements

NOTE A - Summary of significant accounting policies

Background and nature of operations

Abeona Therapeutics LLC (the Company), an Ohio limited liability company, is engaged in the development and commercialization of therapies for patients with lysosomal storage diseases.

The Company began operations on March 29, 2013 and its operations consist primarily of research and development expenditures, and revenues from planned principal operations have not yet been realized. The Company relies on the sale of membership interests for funding of operations.

The Company has incurred losses from operations since inception and has an accumulated deficit of $573,398 as of December 31, 2014. The Company anticipates incurring additional losses until such time, if ever, that it can generate significant revenues from product candidates currently in development.

Future success of operations is subject to several technical hurdles and risk factors, including satisfactory product development, timely initiation and completion of clinical trials, regulatory approval and market acceptance of the Company’s products and the Company’s continued ability to obtain future funding.

Property and equipment

Property and equipment are stated at cost less accumulated depreciation. Maintenance and repairs are charged to operations as incurred. Depreciation is based on the straight-line method over the estimated useful lives of the related assets which range from 2 to 5 years.

Intangible assets license rights

License rights are being amortized through the maturity date of the licensing agreement. (See Note D).

Long-lived assets

The Company reviews its long-lived assets for impairment whenever events or circumstances indicate that are carrying amount of an asset may not be recoverable in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 360, Impairment or Disposal of Long-Lived Assets.

Research and development costs

All research and development costs are charged to expense as incurred.

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Abeona Therapeutics LLC

Notes to Financial Statements

NOTE A - Summary of significant accounting policies, continued

Income taxes

The Company, with the consent of its members, was formed as a limited liability company. The operating agreement, construed under Ohio laws, states that the Company will be treated as a partnership for federal and state income tax purposes. In lieu of paying taxes at the company level, the members of a limited liability company are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal or state income taxes has been included in these financial statements.

The Company follows the accounting guidance for uncertainty in income taxes using the provisions of Accounting Standards Codification (ASC) 740, Income Taxes. Using that guidance, tax positions initially need to be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities.

As of December 31, 2014 and 2013, the Company had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements. It is the Company’s policy to include any penalties and interest related to income taxes in its general and administrative expenses, however, the Company has no penalties or interest related to income taxes for the year ended December 31, 2014 and the period from March 29, 2013 through December 31, 2013, respectively. The earliest year that the Company is subject to examination is the period ended December 31, 2013.

Concentrations of credit risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash. The Company places its temporary cash investments with financial institutions which are insured up to FDIC limits. The Company has never experienced any losses related to their balances.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of significant assets and liabilities at the date of the financial statements, and reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Recent accounting pronouncement

During 2014, the Company early adopted Accounting Standards Update No. 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation, which eliminated the definition of a development stage entity and certain previously required incremental financial reporting disclosures.

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Abeona Therapeutics LLC

Notes to Financial Statements

NOTE A - Summary of significant accounting policies, continued

Evaluation of subsequent events

The Company has evaluated subsequent events through May 16, 2015, which is the date the financial statements were available to be issued, and has determined that there were no subsequent events that have occurred through that date that have not already been reflected in the financial statements and/or disclosed in the notes.

NOTE B - Property and equipment

Property and equipment consisted of the following at:

December 31,	2014	2013
Lab equipment	$55,000	$-
Computer equipment	4,716	-
	59,716	-
Accumulated depreciation	(3,129)	-
Property and equipment, net	$56,587	$-

Depreciation expense for the year ended December 31, 2014 and for the period from inception (March 29, 2013) through December 31, 2013 was $3,129 and -0-, respectively.

NOTE C - Members’ equity

The interests of the Company are divided into Class A, Class B, Class C and Class D Units. Only those members holding Class A Units and Class C Units are entitled to vote on certain governance issues pertaining to the Company’s operations. Class D units will generally be issued pursuant to and subject to conditions and restrictions of the Company’s equity plan, once adopted. See Note D regarding the Class B Units.

The holders of Class A Units are entitled to receive preferred returns on a cumulative basis at a rate of 5% per annum on the daily balance of the Member’s Net Capital Contribution, as defined by the operating agreement. As of December 31, 2014 and 2013, the Company has cumulative preferred returns totaling approximately $111,000 and $3,500, respectively.

Subsequent to December 31, 2014, the Company issued an additional 6,000 Class A Units for $300,000 and 525 Class B Units under the terms of the licensing agreement (see Note D).

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Abeona Therapeutics LLC

Notes to Financial Statements

NOTE D - Technology license agreement

The Company is party to an exclusive license agreement with a hospital, which owns the Class B units, dated November 8, 2013, that grants an exclusive, non-transferable license to certain licensed patented technology of the hospital. The agreement allows the Company to sublicense the technology upon written approval by the hospital. The agreement will end upon the earliest of (a) last to expire valid claim of licensed patents, unless terminated earlier within the terms of the agreement or (b) twenty years after the effective date. Additionally, the Company must achieve certain development milestones by specified dates. The license agreement may be terminated by the hospital if the Company fails to meet each development milestone.

Under the terms of the license agreement, until the Company has received aggregate proceeds of not less than $5,000,000 from (a) sales of membership Units together with (b) the receipt of funds to support Company operations, the Company shall issue additional Class B Units to the Class B Unitholder such that the Class B Unitholder holds an 8% membership interest of the Company. As of December 31, 2014 and 2013, under the terms of the license agreement, the Company has issued 14,675 and 8,000 Class B Units, respectively.

The fair value of the Class B Units at the date of issuance of $170,000 and $90,000 at December 31, 2014 and 2013, respectively, was recorded as license rights and is being amortized through the maturity date of the licensing agreement. Unamortized license rights were $251,070 and $89,250 at December 31, 2014 and 2013, respectively. Amortization for the year ended December 31, 2014 and for the period from inception (March 29, 2013) through December 31, 2013 was $8,180 and $750, respectively. Future annual amortization expense will be approximately $13,300 for 2015 through 2019.

If the license agreement, noted above, is terminated by the Company due to breach of any provision of the agreement, the Company has the right and option to purchase the entire Class B Units within six months after the license termination date at a price commensurate of the current value, as defined by the operating agreement.

If the license agreement, noted above, is terminated by the Company for convenience at any time after the second anniversary or by giving written notice to the Class B Unitholder at least six months prior to the effective termination date or by the Class B Unitholder due to breach of any provision of the agreement or due to legal action by part of the Company, the Class B Unitholder has the right and option to cause the Company to purchase the entire membership interests of the Class B Unitholder within six months after the license termination date at a price commensurate of the current value, as defined by the operating agreement.

In connection with the license agreement, the Company is required to pay an annual, non-creditable and non-refundable license maintenance fee of $15,000 the first year, $20,000 the second year, $25,000 for years three and four, and then $30,000 for years five and beyond. License fee expense for the years ended December 31, 2014 and 2013 was $15,000 and -0-, respectively and is included in the general and administrative expenses on the Statements of Operations.

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Abeona Therapeutics LLC

Notes to Financial Statements

NOTE D - Technology license agreement, continued

The license agreement requires non-creditable, non-refundable royalty payments equal to 2.5% of net sales of the licensed product sold by the Company.

The license agreement requires the Company to pay four product development milestone payments totaling $715,000 beginning with a $15,000 payment due upon the commencement of Phase I clinical trials, which are estimated to begin in 2015.

Under the terms of the license agreement the Company reimburses the hospital for patent costs associated with the licensed patents.

NOTE E - Operating lease

The Company occupies office and lab space under an operating lease. The total rent expense amounted to $6,691 and $-0- in 2014 and 2013, respectively. Future minimum lease payments for operating leases having an initial or remaining term in excess of one year at December 31, 2014 are as follows:

December 31, 2014
2015	$23,171
2016	23,711
2017	1,980
$48,862

NOTE F - Subsequent event

On May 5, 2015, the Company entered into an Agreement and Plan of Merger with Plasmatech Biopharmaceutical, Inc., “Plasmatech”, a company focused on gene and cell therapy for severe and life-threatening diseases. Plasmatech, headquartered in Dallas, TX, is a public company traded on the NASDAQ Global Market. Under terms of the agreement, upon closing of the transaction, the Company will become a wholly owned subsidiary of Plasmatech. Members of the Company will receive 3,979,761 shares of common stock of Plasmatech and Plasmatech will become the sole member of the Company. Those shares will be allocated in accordance with the Company’s operating agreement, including payment of preferred returns. The members of the Company may also receive additional consideration totaling $9,000,000 in the form of cash, stock in Plasmatech, or a combination of both, if certain milestones enumerated in the agreement are achieved within the time periods defined.

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